Financial presentation to accompany management commentary FY26 Q3

Fiscal year 2026 The Company’s fiscal year guidance is based on the following FY25 figures: Net sales: $674.5 billion, adjusted operating income1: $29.5 billion, and adjusted EPS1: $2.51. Consolidated metric Original from 2.20.2025 As of 8.21.2025 As of 11.20.25 Net sales (cc) Increase 3.0% to 4.0% • Including approximately 20 bps headwind from lapping leap year • Including approximately 20 bps tailwind from acquisition of VIZIO Increase 3.75% to 4.75% Increase 4.8% to 5.1% Adj. operating income (cc) Increase 3.5% to 5.5% • Including approximately 70 bps headwind from lapping leap year • Including approximately 80 bps headwind from acquisition of VIZIO Unchanged Increase 4.8% to 5.5% Interest, net Increase approximately $100M to $200M Unchanged Unchanged Effective tax rate Approximately 23.5% to 24.5% Unchanged Mid to low-end of prior range Non-controlling interest Relatively flat Unchanged Unchanged Adjusted EPS $2.50 to $2.60, including approximately $0.05 headwind from currency $2.52 to $2.62, including $0.02 to $0.03 headwind from currency $2.58 to $2.63, including $0.01 to $0.02 headwind from currency Capital expenditures Approximately 3.0% to 3.5% of net sales Unchanged Approximately 3.5% 1 For relevant non-GAAP reconciliations, see Q4 FY25 earnings release furnished on Form 8-K on February 20, 2025. cc = constant currency Guidance 2 The following forward-looking statements reflect the Company’s expectations as of November 20, 2025, and are subject to substantial uncertainty. The Company’s results may be materially affected by many factors, such as fluctuations in foreign currency exchange rates, changes in global economic and geopolitical conditions, tariff and trade policies, customer demand and spending, inflation, interest rates, world events, expenses pertaining to general liability claims, for which we self-insure, and the various other factors detailed in this presentation. Additionally, guidance is provided on a non-GAAP basis as the Company cannot predict certain elements that are included in reported GAAP results, such as the changes in fair value of the Company’s equity and other investments. Growth rates reflect an adjusted basis for prior year results.

Total revenues (cc)1 $179.7 billion, up +6.0% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. • Total revenues reached $179.5 billion, including a negative impact of $0.2 billion from currency fluctuations • Total revenues (cc)1 increased +6.0%, with strength across all segments • Global eCommerce net sales grew 27%; over 20% growth across all segments • Membership & other income grew 9.0%; driven by 17% global growth in membership fee income Y/Y Change +5.5% +4.1% +2.5% +4.8% +5.8% Y/Y Change (cc)1 +6.2% +5.3% +4.0% +5.6% +6.0% 1 See additional information at the end of this presentation regarding non-GAAP financial measures. Total revenues $169.6 $180.6 $165.6 $177.4 $179.5 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 3

• Led by improvements in Walmart U.S. partially offset by pressure in International • Continued benefits from strong inventory management in the U.S. and improved business mix; partially offset by merchandise category mix pressure • International reflects increased pressure from channel & format mix changes, including timing of Flipkart's Big Billion Days ("BBD") event Y/Y Change +21 bps +53 bps +12 bps +4 bps +2 bps Gross profit rate 24.2% 23.9% 24.2% 24.5% 24.2% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Gross profit rate +2 bps to 24.2% 4

Adjusted operating expenses as a percentage of net sales1, -4 bps to 21.1% • Operating expenses on a reported basis deleveraged 28 bps reflecting: ◦ Non-cash share-based compensation charge in anticipation of a potential IPO at PhonePe • Adjusted1 operating expenses leveraged 4 bps driven by disciplined expense management Y/Y Change +19 bps +52 bps +22 bps +35 bps (4) bps 21.2% 20.5% 20.8% 21.0% 21.1% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Operating expenses as a percentage of net sales 21.2% 20.4% 20.8% 21.2% 21.4% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Y/Y Change +19 bps +46 bps +6 bps +64 bps +28 bps Operating expenses as a percentage of net sales Adjusted operating expenses as a percentage of net sales1 1 See additional information at the end of this presentation regarding non-GAAP financial measures. 5

1 See additional information at the end of this presentation regarding non-GAAP financial measures. Operating income • Operating income declined 0.2% relative to +5.8% net sales growth; affected by a non-cash share-based compensation charge in anticipation of a potential IPO at PhonePe • Adjusted operating income (cc)1 up +8.0% relative to +5.9% growth in net sales (cc)1 • Reflects strong sales growth and continued execution on our financial framework; growth also affected by higher self-insured claims expense • Q3 FY26 net income margin increased by ~80 bps and adjusted EBITDA margin1 increased ~20 bps Operating income Adjusted operating income (cc)1 $6.7 $7.9 $7.1 $7.3 $6.7 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Y/Y Change (cc)1 +9.8% +9.4% +3.0% +0.4% +8.0% Y/Y Change +8.2% +8.3% +4.3% (8.2%) (0.2%) Y/Y Change (cc)1 +9.8% +10.8% +6.8% (7.0%) (1.0%) $6.8 $7.9 $7.3 $8.0 $7.2 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Adjusted operating income (cc)1 of $7.2 billion, up +8.0% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. 6

1 See additional information at the end of this presentation regarding non-GAAP financial measures. Adjusted EPS1 of $0.62, up 6.9% EPS PY $0.51 $0.60 $0.60 $0.67 $0.58 Y/Y Change +13.7% +10.0% +1.7% +1.5% +6.9% • Adjusted EPS1 of $0.62; an increase of 6.9% • Adjusted EPS excludes the effects, net of tax, of the following: $0.20 from gain on equity and other investments and $0.02 related to settlement of a certain legal matter, partially offset by $0.07 of incremental share-based compensation expense at PhonePe Y/Y Change +850.0% (4.4%) (11.1%) +57.1% +35.1% EPS $0.58 $0.66 $0.61 $0.68 $0.62 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 $0.57 $0.65 $0.56 $0.88 $0.77 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 7 Adjusted EPS1

PY $4.3 $15.1 $(0.4) $5.9 $6.2 Y/Y Change +43.4% (16.3%) NM +18.7% +41.8% • Operating cash flow increased $4.5 billion primarily due to timing of certain payments, increased cash provided by operating income and lower cash tax payments • Free cash flow1 increased $2.6 billion due to the increase in operating cash flow described above, partially offset by an increase of $1.9 billion in capital expenditures to support our investment strategy 1 See additional information at the end of this presentation regarding non-GAAP financial measures. NM = not meaningful PY $19.0 $35.7 $4.2 $16.4 $22.9 Y/Y Change +20.5% +2.0% +27.3% +12.2% +19.8% Operating cash flow Free cash flow1 Cash flow $6.2 $12.7 $0.4 $6.9 $8.8 Q3 FY25 YTD Q4 FY25 YTD Q1 FY26 YTD Q2 FY26 YTD Q3 FY26 YTD $22.9 $36.4 $5.4 $18.4 $27.5 Q3 FY25 YTD Q4 FY25 YTD Q1 FY26 YTD Q2 FY26 YTD Q3 FY26 YTD Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. 8

Dividends and share repurchases Amounts in billions, except as noted. Dollar amounts may not recalculate due to rounding. • Share repurchases during the quarter totaled $0.8 billion representing 7.9 million shares, at an average price of $101.57 per share • Remaining share repurchase authorization is $5.1 billion Returns to shareholders $2.6 $3.1 $6.4 $3.5 $2.7 Returns to shareholders $1.7 $1.7 $1.9 $1.9 $1.9 $1.0 $1.4 $4.6 $1.6 $0.8 Dividends Share repurchases Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 9

Y/Y Change +100 bps +50 bps +30 bps ~0 bps (30) bps 1 See additional information at the end of this presentation regarding non-GAAP financial measures. 2 For the trailing twelve months ended October 31, 2025. 3 Represents items which were adjusted from operating income in the current and prior comparative trailing twelve month periods. Return on assets (ROA) Return on investment (ROI)1 Returns Y/Y Change +130 bps +130 bps (40) bps +190 bps +60 bps 7.8% 7.9% 7.5% 8.3% 8.4% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 15.1% 15.5% 15.3% 15.1% 14.8% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 10 • ROI1 at 14.8% • Reflects an increase in average invested capital due to higher purchases of property and equipment • Increased operating income2 from improved business performance largely offset by a ~30 bps impact to ROI from discrete items3 in the comparative trailing twelve month periods, including 25 bps from the non-cash share-based compensation charge at PhonePe

Net sales $120.7 billion, +5.1%; eCommerce +28% • Continued sales strength led by momentum in eCommerce; seventh consecutive quarter with eCommerce growth above 20% • Comp sales +4.5% includes growth in transactions and unit volumes ◦ Transactions ex fuel: +1.8% ◦ Average ticket ex fuel: +2.7% • On a two-year stack, comp sales growth accelerated 100 bps higher than Q2 levels • Broad-based share gains across income brackets led by upper-income households • Total like-for-like inflation +1.3% • eCommerce includes nearly 50% growth in store- fulfilled delivery; and 33% growth in Walmart Connect advertising • Customers responding to increased fulfillment speed; expedited deliveries (3 hours or less) grew 70% and were ~35% of store-fulfilled orders • Membership & other income increased +7.6%, with double-digit growth in Walmart+ fee income eCommerce Contribution +290 bps +290 bps +350 bps +420 bps +440 bps Walmart U.S. revenues 5.3% 4.6% 4.5% 4.6% 4.5% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 1 Comp sales for the 13-week period ended October 31, 2025 compared to the 13-week period ended October 25, 2024, and excludes fuel. 11 Walmart U.S. comp sales1

Opened 2 new Supercenters and 2 new Neighborhood Markets during Q3 Store Remodels: ~280 in Q3 Offering store-fulfilled fast delivery to 95% of U.S. households in less than 3 hours • Increase reflects continued benefits from strong inventory management • Improved business mix primarily from growth of digital advertising • Offset by product mix headwinds as grocery and health & wellness sales outgrew gen merch Gross profit $33.3 billion, +5.8% Gross profit rate 27.6%, +19 bps • Deleverage largely due to increased claims expense and depreciation • Also, reflects VIZIO operating costs post-acquisition Operating expenses $28.2 billion, +5.7% Operating expense rate 23.4%, +15 bps • Reflects higher gross margin, increased Walmart+ membership income, and improved eCommerce economics, partially offset by expense deleverage Operating income $5.8 billion, +6.3% Operating income rate 4.8%, +6 bps • Reflects strong inventory management while sustaining robust sales and in-stock levels Inventory +2.6% Walmart U.S. 12

Merchandise category performance details Walmart U.S. Category Comp Comments Grocery + low single-digit • Continued broad-based strength despite lapping LY port strike, led by fresh food sales, as price Rollbacks and delivery convenience resonate with customers; reflects growth in unit volumes and share gains • eCommerce sales were strong, up double-digits • Like-for-like inflation +1.3%; ~20 bps lower than Q2 • Food growth led by fresh and pantry products • Consumables growth led by personal care and beauty Health & Wellness + low double- digits • Strong growth in pharmacy script counts and share gains; higher mix of branded drugs; strong optical sales • Pharmacy delivery offering growing more popular with customers, including the launch of refrigerated/ reconstituted scripts (i.e. insulin, antibiotics, etc.) General Merchandise + low single-digit • Sales strength in fashion, home, and auto care • Gained share as customers respond to broadened and elevated assortment; private brand sales mix up >90 bps • Like-for-like inflation +1.7%; ~200 bps higher than Q2 • Marketplace categories including hardlines, apparel, electronics, and toys grew more than 40% 13

• Sales growth (cc)1 led by Flipkart, China, and Walmex • eCommerce sales grew 26%, led by marketplace and store-fulfilled pickup & delivery • Positively affected by timing of Flipkart's BBD event • Strong performance across all categories • Membership & other income increased 6.5%, driven by membership income growing over 34% • Currency rate fluctuations negatively affected sales by $0.2 billion Net sales (cc)1 $33.7 billion, +11.4% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. Y/Y Change +8.0% (0.7%) (0.3%) +5.5% +10.8% Net Sales (cc)1,2 $30.3 $34.3 $32.1 $32.7 $33.7 Y/Y Change (cc)1 +12.4% +5.7% +7.8% +10.5% +11.4% Walmart International revenues $30.3 $32.2 $29.8 $31.2 $33.5 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 1 See additional information at the end of this presentation regarding non-GAAP financial measures. 2 For Q3 FY25, net sales constant currency reflects reported results for comparison to current quarter growth in constant currency. 14 Walmart International net sales

• Operating income negatively affected by PhonePe compensation charge • Adjusted operating income growth (cc)1 across markets • Benefited by business mix changes and lower losses in eCommerce Operating expenses $6.7 billion, +17.6% Operating expense rate 19.9%, +115 bps Adjusted operating expenses1 $6.0 billion, +4.9%; rate 17.8%, -100 bps 1 Operating expenses increased 4.9% and operating expense rate decreased 100 bps when adjusted for $0.7B of incremental non- cash share-based compensation expense within Walmart International. See additional information at the end of this presentation regarding the non-GAAP reconciliation of adjusted operating income for the Walmart International segment. • Operating expenses affected by share-based compensation charge of $0.7B at PhonePe in anticipation of potential IPO • Adjusted leverage driven by strong sales, BBD timing and disciplined cost controls • Benefited by format mix, partially offset by investments in strategic priorities Operating income $0.7 billion, -41.7%; $0.6 billion (cc)1, -46.3% (cc)1 Operating income rate 2.1%, -189 bps; 1.9% (cc)1, -206 bps (cc)1 Adjusted operating income (cc)1 $1.4 billion,+16.9%; rate (cc)1 4.2%, +19 bps Inventory +3.8% Walmart International 15 We bring Walmart to the world, and the world to Walmart • Decrease driven by channel & format mix changes, including timing from BBD • Benefited by business mix changes Gross profit $7.0 billion, +7.2% Gross profit rate 20.9%, -68 bps

Net sales growth +5.9% +5.6% +3.0% +6.1% +5.1% eCommerce net sales growth +19% +20% +19% +21% +21% 1 Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. 2 Walmex includes the consolidated results of Mexico and Central America Walmex1,2 Net sales (cc): $12.7 billion, +5.1% 4.4% 4.1% 1.5% 4.4% 3.3% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 16 Comparable sales growth Sales • In Mexico, comp sales grew 3.9%, led by Supercenter and Sam’s Club • Double-digit eCommerce growth, driven by store-fulfilled pickup & delivery • Growth across all categories, led by food & consumables • Opened 175 new stores in the past 12 months, including 26 in the quarter Gross profit rate Decrease • Driven by price investments, partially offset by business mix changes Operating expense rate Increase • Investments in growth priorities, including wages, new stores, and technology Operating income $ Decrease

Sales • Strong eCommerce sales growth of 28%, led by store-fulfilled pickup & delivery • Continued strength in food & consumables, with growth in general merchandise • Opened 1 new Supercenter in the quarter Gross profit rate Decrease • Driven by merch rate and category mix Operating expense rate Increase • Planned strategic investments in wages, technology, and stores & remodels Operating income $ Decrease Net sales growth +3.0% +5.5% +1.1% +4.1% +5.1% eCommerce net sales growth +27% +30% +23% +24% +28% 1 Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. Canada1 Net sales (cc): $6.1 billion, +5.1% 3.1% 5.8% 0.9% 4.0% 5.0% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 17 Comparable sales growth

Sales • Strong eCommerce growth of 32%, with digital mix more than 50% of total sales, up over 390 bps vs LY • Continued strength in Sam’s Club, with double-digit growth in transactions • Opened 8 new clubs in the past 12 months, including 1 new club in the quarter Gross profit rate Decrease • Driven by ongoing format mix changes Operating expense rate Decrease • Driven by strong sales growth, format mix changes, and operational efficiencies Operating income $ Increase Net sales growth +17.0% +27.7% +22.5% +30.1% +21.8% eCommerce net sales growth +25% +34% +34% +39% +32% 1 Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. China1 Net sales (cc): $6.1 billion, +21.8% 15.0% 23.1% 16.8% 21.5% 13.8% Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 18 Comparable sales growth

Net sales $23.6 billion, +3.1%, Net sales without fuel +4.4%, eCommerce +22% • Sales growth led by grocery and general merchandise • Comp sales driven by increased transactions and unit volumes ◦ Transactions ex fuel: +3.9% ◦ Average ticket ex fuel: -0.1% • Prior year comp sales reflect a ~120 bps positive impact from port disruptions • Continued strong growth in club- fulfilled pickup & delivery • Share gains in grocery and general merchandise (per Circana) • Member's Mark grew high single-digits eComm Cont. without fuel +290 bps +280 bps +350 bps +350 bps +330 bps 1 Comp sales for the 13-week period ended October 31, 2025 compared to the 13-week period ended October 25, 2024. Sam’s Club U.S. revenues 3.7% 5.3% 4.0% 3.3% 2.6% 7.0% 6.8% 6.7% 5.9% 3.8% With fuel Without fuel Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 19 Sam's Club U.S. comp sales1

• Deleverage due to previously announced associate wage investments and increased claims expense Operating expenses $2.7 billion, +5.6% Operating expense rate 11.6%, +29 bps; without fuel +17 bps Gross profit $2.7 billion, +4.0% Gross profit rate 11.7%, +10 bps; without fuel +9 bps • Membership income +7.1% driven by increased counts, renewal rates, and Plus members • Other income includes ~$40M in breakage from unredeemed Sam's Cash rewards Membership and other income +13.1% Operating income $671M, +5.8%; without fuel $493M, +12.8% • Operating income reflects higher gross margin and continued strong membership growth 20 Inventory +6.0% • Increase in inventory to support strategic initiatives • Inventory days on hand and inventory turns remain healthy eCommerce sales growth 22%, now comprising 18% of net sales, ex fuel, up ~260 bps Club-fulfilled delivery ~50% of eCommerce sales growth Scan & Go™ app adoption up ~450 bps Sam's Club U.S. Operating income rate 2.8%, +8 bps; without fuel 2.3%, +17 bps • Increase reflects improved product mix and continued benefits from operational efficiencies

Category comparable sales Sam’s Club U.S. Category Comp Comments Grocery Fresh / Freezer / Cooler + high single-digit • Driven by fresh meat, produce and floral, and cooler Grocery and Beverage + low single-digit • Led by snacks, drinks, and dry grocery Consumables relatively flat • Strength in pet supplies and laundry & home care, offset by tabletop Health and Wellness + mid single-digit • Driven by pharmacy General Merchandise Home and Apparel + mid single-digit • Strength in apparel, seasonal, and jewelry, partially offset by hardlines Technology, Office and Entertainment - low single-digit • Modest decline in consumer electronics and gift cards due to timing of deals event, offset by strength in gaming 21

Supplemental Information - FY26 and FY27 Comparable Sales 4-5-4 Reporting Calendars We report U.S. comparable sales on a 13-week and 52-week retail calendar — commonly referred to as a "4-5-4" calendar — which uses 364 days in a year. In certain years, it becomes necessary to add a 53rd week to our comparable sales reporting calendar, which occurred in fiscal 2025. The following tables reflect our period ending dates for the reporting of U.S. comparable sales throughout fiscal 2026 and fiscal 2027. The additional week only affects 4-5-4 comparable sales; all other measures remain unaffected.   FY26 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 13 Weeks Ended Full Year 52 Weeks Ended FY26 (52 weeks) May 02, 2025 August 01, 2025 October 31, 2025 January 30, 2026 January 30, 2026 Base: FY25 (52 weeks) May 03, 2024 August 02, 2024 November 01, 2024 January 31, 2025 January 31, 2025   Comparison Period: FY25 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 14 Weeks Ended Full Year 53 Weeks Ended FY25 (53 weeks)1 April 26, 2024 July 26, 2024 October 25, 2024 January 31, 2025 January 31, 2025 Base: FY24 (53 weeks) April 28, 2023 July 28, 2023 October 27, 2023 February 02, 2024 February 02, 2024 FY26 Reporting   FY27 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 13 Weeks Ended Full Year 52 Weeks Ended FY27 (52 weeks) May 01, 2026 July 31, 2026 October 30, 2026 January 29, 2027 January 29, 2027 Base: FY26 (52 weeks) May 02, 2025 August 01, 2025 October 31, 2025 January 30, 2026 January 30, 2026   Comparison Period: FY26 Comparable Sales   Q1 13 Weeks Ended Q2 13 Weeks Ended Q3 13 Weeks Ended Q4 13 Weeks Ended Full Year 52 Weeks Ended FY26 (52 weeks) May 02, 2025 August 01, 2025 October 31, 2025 January 30, 2026 January 30, 2026 Base: FY25 (52 weeks) May 03, 2024 August 02, 2024 November 01, 2024 January 31, 2025 January 31, 2025 FY27 Reporting 1 Our comparable sales calculations are based on periods of equal lengths and comparison periods are presented as they were originally reported. If the comparison periods were recast to align to the same number of weeks as the reporting period, any changes to the previously reported comparable sales would be inconsequential. 22

Safe harbor and non-GAAP measures This presentation and related management commentary contains statements that may be "forward-looking statements" as defined in, and are intended to enjoy the protection of the safe harbor for forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Assumptions on which such forward-looking statements are based are also forward-looking statements. Statements of our guidance, projections, estimates, expectations, plans, and objectives for the remainder of fiscal 2026 in this presentation and related management commentary are forward-looking statements. Assumptions on which such forward-looking statements are based are also forward-looking statements. Such forward-looking statements are not statements of historical facts, but instead express our estimates or expectations for our consolidated economic performance or results of operations for future periods or as of future dates or events or developments that may occur in the future or discuss our plans, objectives or goals. These forward- looking statements can be identified by their use of words or phrases such as “anticipate,” “could,” “could be,” “believe,” “expect,” “forecast,” “plan,” “projected,” “will be” “will improve,” variations of such words or phrases or similar words and phrases denoting anticipated or expected occurrences or results. The forward-looking statements that we make are based on our knowledge of our business and our operating environment and assumptions that we believe to be or will believe to be reasonable when such forward-looking statements were or are made. Our actual results may differ materially from those expressed in or implied by any of these forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and factors including: the impact of pandemics on our business and the global economy; economic, capital markets and business conditions; trends and events around the world and in the markets in which we operate; currency exchange rate fluctuations, changes in market interest rates and market levels of wages; changes in the size of various markets, including eCommerce markets; unemployment levels; inflation or deflation, generally and in particular product categories; consumer confidence, disposable income, credit availability, spending levels, shopping patterns, debt levels and demand for certain merchandise; the effectiveness of the implementation and operation of our strategies, plans, programs and initiatives; unexpected changes in our objectives and plans; the impact of acquisitions, investments, divestitures, store or club closures, and other strategic decisions; our ability to successfully integrate acquired businesses, including within the eCommerce space; changes in the trading prices of certain equity investments we hold; initiatives of competitors, competitors' entry into and expansion in our markets, and competitive pressures; customer traffic and average ticket in our stores and clubs and on our eCommerce websites; the mix of merchandise we sell, the cost of goods we sell and the shrinkage we experience; trends in consumer shopping habits around the world and in the markets in which we operate; our gross profit margins; the financial performance of Walmart and each of its segments, including the amounts of our cash flow during various periods; transportation, energy and utility costs; commodity prices and the price of gasoline and diesel fuel; supply chain disruptions and disruptions in seasonal buying patterns; the availability of goods from suppliers and the cost of goods acquired from suppliers; consumer acceptance of and response to our stores, clubs, eCommerce platforms, programs, merchandise offerings and delivery methods; cyber security events affecting us and related costs and impact to the business; developments in, outcomes of, and costs incurred in legal or regulatory proceedings to which we are a party or are subject, and the liabilities, obligations and expenses, if any, that we may incur in connection therewith; expenses pertaining to general liability claims, for which we self-insure, and insurance costs; consumer enrollment in health and drug insurance programs and such programs’ reimbursement rates and drug formularies; our effective tax rate and the factors affecting our effective tax rate, including assessments of certain tax contingencies, valuation allowances, changes in law, administrative audit outcomes, impact of discrete items and the mix of earnings between the U.S. and Walmart's international operations; changes in existing tax, labor and other laws and regulations and changes in tax rates including the enactment of laws and the adoption and interpretation of administrative rules and regulations; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions; adoption or creation of new, and modification of existing, governmental policies, programs, initiatives and actions in the markets in which Walmart operates and elsewhere and actions with respect to such policies, programs and initiatives; changes in accounting estimates or judgments; the level of public assistance payments; natural disasters, changes in climate, geopolitical events and catastrophic events; and changes in generally accepted accounting principles in the United States. Our most recent annual report on Form 10-K and subsequent quarterly reports filed with the SEC discusses other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in the presentation and related management commentary. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects for or on our operations or financial performance. The forward-looking statements made in the presentation are as of the date of this presentation. Walmart undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. This presentation and related management commentary references certain non-GAAP measures as defined under SEC rules, including net sales and operating income on a constant currency basis, adjusted operating income, free cash flow, and return on investment. Information about the non-GAAP measures as required by Regulation G and Item 10(e) of Regulation S-K regarding non-GAAP measures for the applicable periods can be found in our previously filed reports on Form 10-K and earnings presentations furnished via Form 8-K with the SEC, which are available at stock.walmart.com. 23

Non-GAAP measures – ROI We include return on assets ("ROA") and return on investment (“ROI”) as metrics to assess our return on capital. ROA is the most directly comparable measure based on our financial statements presented in accordance with GAAP, while ROI is considered a non-GAAP financial measure. Management believes ROI is a meaningful metric to share with investors because it helps investors assess how effectively Walmart is deploying its assets. Trends in ROI can fluctuate over time as management balances long-term strategic initiatives with possible short-term impacts. Our calculation of ROI is considered a non-GAAP financial measure because we calculate ROI using financial measures that exclude and include amounts that are included and excluded in ROA, the most directly comparable GAAP financial measure. ROA is consolidated net income for the period divided by average total assets for the period. We define ROI as operating income plus interest income, depreciation and amortization, and rent expense for the trailing 12 months divided by average invested capital during that period. We consider average invested capital to be the average of our beginning and ending total assets, plus average accumulated depreciation and amortization, less average accounts payable and average accrued liabilities for that period. Although ROI is a standard financial measure, numerous methods exist for calculating a company's ROI. As a result, the method used by management to calculate our ROI may differ from the methods used by other companies to calculate their ROI. ROA was 8.4 percent and 7.8 percent for the trailing 12 months ended October 31, 2025 and 2024, respectively. The increase in ROA was primarily due to an increase in net income as a result of net increases in the fair value of our equity and other investments combined with higher operating income, offset by an increase in average total assets due to higher purchases of property and equipment. ROI was 14.8 percent and 15.1 percent for the trailing 12 months ended October 31, 2025 and 2024, respectively. The decrease in ROI was the result of an increase in average invested capital due to higher purchases of property and equipment. ROI benefited from increased operating income due to improved business performance, which was partially offset by the incremental non-cash share-based compensation charge at PhonePe as well as other business restructuring and certain legal matters. 24

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) Trailing Twelve Months Ended Oct 31, Jan 31, Apr 30, July 31, Oct 31, (Dollars in millions) 2024 2025 2025 2025 2025 Numerator Consolidated net income $ 20,410 $ 20,157 $ 19,489 $ 21,929 $ 23,303 Denominator Average total assets1 $ 261,287 $ 256,611 $ 258,213 $ 262,639 $ 276,027 Return on assets (ROA) 7.8% 7.9% 7.5% 8.3% 8.4% 1 The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2. 25 Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, Certain Balance Sheet Data 2023 2024 2024 2024 2024 2025 2025 2025 2025 Total assets $ 259,174 $ 252,399 $ 254,054 $ 254,440 $ 263,399 $ 260,823 $ 262,372 $ 270,837 $ 288,655 Accumulated depreciation and amortization 118,122 119,602 118,518 120,275 122,806 123,646 125,169 128,234 131,099 Accounts payable 61,049 56,812 56,071 56,716 62,863 58,666 57,700 60,086 67,156 Accrued liabilities 26,132 28,759 24,092 27,656 28,117 29,345 26,085 28,821 31,521 CALCULATION OF RETURN ON ASSETS

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) CALCULATION OF RETURN ON INVESTMENT   Trailing Twelve Months Ended Oct 31, Jan 31, Apr 30, Jul 31, Oct 31, (Dollars in millions) 2024 2025 2025 2025 2025 Numerator Operating income $ 28,743 $ 29,348 $ 29,642 $ 28,988 $ 28,976 + Interest income 513 483 464 442 393 + Depreciation and amortization 12,715 12,973 13,214 13,491 13,837 + Rent 2,329 2,347 2,358 2,374 2,402 ROI operating income $ 44,300 $ 45,151 $ 45,678 $ 45,295 $ 45,608 Denominator Average total assets1 $ 261,287 $ 256,611 $ 258,213 $ 262,639 $ 276,027 '+ Average accumulated depreciation and amortization1 120,464 121,624 121,844 124,255 126,953 '- Average accounts payable1 61,956 57,739 56,886 58,401 65,010 '- Average accrued liabilities1 27,125 29,052 25,089 28,239 29,819 Average invested capital $ 292,670 $ 291,444 $ 298,082 $ 300,254 $ 308,151 Return on investment (ROI) 15.1% 15.5% 15.3% 15.1% 14.8% 1 The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2. 26

Non-GAAP measures – free cash flow We define free cash flow as net cash provided by operating activities in a period minus payments for property and equipment made in that period. Net cash provided by operating activities was $27.5 billion for the nine months ended October 31, 2025, which represents an increase of $4.5 billion when compared to the same period in the prior year. The increase was primarily due to timing of certain payments, increased cash provided by operating income and lower cash tax payments. Free cash flow for the nine months ended October 31, 2025 was $8.8 billion, which represents an increase of $2.6 billion when compared to the same period in the prior year. The increase in free cash flow was due to the increase in net cash provided by operating activities described above, partially offset by an increase of $1.9 billion in capital expenditures to support our investment strategy. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free cash flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Walmart’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures, due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our Consolidated Statements of Cash Flows. Although other companies report their free cash flow, numerous methods may exist for calculating a company’s free cash flow. As a result, the method used by Walmart’s management to calculate our free cash flow may differ from the methods used by other companies to calculate their free cash flow. 27

Non-GAAP measures – free cash flow (cont.) The following table sets forth a reconciliation of free cash flow, a non-GAAP financial measure, to net cash provided by operating activities, which we believe to be the GAAP financial measure most directly comparable to free cash flow, as well as information regarding net cash used in investing activities and net cash used in financing activities. Year to Date Period Ended (Dollars in millions) Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Net cash provided by operating activities $ 22,918 $ 36,443 $ 5,411 $ 18,352 $ 27,452 Payments for property and equipment (capital expenditures) (16,696) (23,783) (4,986) (11,409) (18,627) Free cash flow $ 6,222 $ 12,660 $ 425 $ 6,943 $ 8,825 Net cash used in investing activities1 $ (12,661) $ (21,379) $ (5,093) $ (11,199) $ (19,030) Net cash provided by (used in) financing activities $ (9,673) $ (14,822) $ 8 $ (6,993) $ (7,012) Year to Date Period Ended (Dollars in millions) Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Net cash provided by operating activities $ 19,014 $ 35,726 $ 4,249 $ 16,357 $ 22,918 Payments for property and equipment (capital expenditures) (14,674) (20,606) (4,676) (10,507) (16,696) Free cash flow $ 4,340 $ 15,120 $ (427) $ 5,850 $ 6,222 Net cash used in investing activities1 $ (15,374) $ (21,287) $ (4,409) $ (10,128) $ (12,661) Net cash used in financing activities (179) (13,414) (321) (6,945) (9,673) Y/Y change in free cash flow +43.4% (16.3%) NM +18.7% +41.8% 1 "Net cash used in investing activities" includes payments for property and equipment, which is also included in our computation of free cash flow. NM = not meaningful 28

Non-GAAP measures – constant currency In discussing our operating results, the term currency exchange rates refers to the currency exchange rates we use to convert the operating results for countries where the functional currency is not the U.S. dollar into U.S. dollars. We calculate the effect of changes in currency exchange rates as the difference between current period activity translated using the current period's currency exchange rates and the comparable prior year period's currency exchange rates. Additionally, no currency exchange rate fluctuations are calculated for non-USD acquisitions until owned for 12 months. Throughout our discussion, we refer to the results of this calculation as the impact of currency exchange rate fluctuations. When we refer to constant currency operating results, this means operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of constant currency for net sales for the Walmart International segment for the trailing five quarters and operating income for the current quarter. Three Months Ended Walmart International (Dollars in millions) Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Net sales: As reported $ 30,277 $ 32,208 $ 29,754 $ 31,201 $ 33,541 Currency exchange rate fluctuations 1,217 2,049 2,392 1,466 191 Net sales (cc) $ 31,494 $ 34,257 $ 32,146 $ 32,667 $ 33,732 PY reported $ 28,022 $ 32,419 $ 29,833 $ 29,567 $ 30,277 % change (cc) +12.4% +5.7% +7.8% +10.5% +11.4% Operating income: As reported $ 702 Currency exchange rate fluctuations (56) Operating income (cc) $ 646 PY reported $ 1,204 % change (cc) (46.3%) Operating income (cc) as % of net sales (cc) 1.9% PY operating income as % of net sales 4.0% Y/Y change (bps) -210 bps 29 1Q4 FY24 reflects reported results for comparison to current quarter growth in constant currency.

Non-GAAP measures – constant currency (cont.) Three Months Ended Consolidated (Dollars in millions) Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Total revenues: As reported $ 169,588 $ 180,554 $ 165,609 $ 177,402 $ 179,496 Currency exchange rate fluctuations 1,229 2,065 2,417 1,478 193 Total revenues (cc) $ 170,817 $ 182,619 $ 168,026 $ 178,880 $ 179,689 PY reported $ 160,804 $ 173,388 $ 161,508 $ 169,335 $ 169,588 % change (cc) +6.2% +5.3% +4.0% +5.6% +6.0% Net sales: As reported $ 168,003 $ 178,830 $ 163,981 $ 175,750 $ 177,769 Currency exchange rate fluctuations 1,217 2,049 2,392 1,466 191 Net sales (cc) $ 169,220 $ 180,879 $ 166,373 $ 177,216 $ 177,960 PY reported $ 159,439 $ 171,914 $ 159,938 $ 167,767 $ 168,003 % change (cc) +6.1% +5.2% +4.0% +5.6% +5.9% Operating income: As reported $ 6,708 $ 7,859 $ 7,135 $ 7,286 $ 6,696 Currency exchange rate fluctuations 99 179 171 95 (56) Operating income (cc) $ 6,807 $ 8,038 $ 7,306 $ 7,381 $ 6,640 PY reported $ 6,202 $ 7,254 $ 6,841 $ 7,940 $ 6,708 % change (cc) +9.8% +10.8% +6.8% (7.0%) (1.0%) The table below reflects the calculation of constant currency for total revenues, net sales and operating income for the trailing five quarters. 30

Non-GAAP measures – adjusted operating expenses as a percentage of net sales Three Months Ended (Dollars in millions) Q3 FY25 Q3 FY24 Q4 FY25 Q4 FY24 Q1 FY26 Q1 FY25 Q2 FY26 Q2 FY25 Q3 FY26 Q3 FY25 Operating, selling, general and administrative expenses $ 35,540 $ 33,419 $ 36,523 $ 34,309 $ 34,171 $ 33,236 $ 37,345 $ 34,585 $ 38,094 $ 35,540 Incremental non-cash share-based compensation expense1 — — — — — — — — 722 — Certain legal matters2 — — — — — — 440 — (155) — Business reorganization charges3 — — — — — 255 70 — — — Opioid-related legal matters4 — — (99) — — — — — — — Adjusted operating expenses $ 35,540 $ 33,419 $ 36,622 $ 34,309 $ 34,171 $ 32,981 $ 36,835 $ 34,585 $ 37,527 $ 35,540 Net sales $ 168,003 $ 159,439 $ 178,830 $ 171,914 $ 163,981 $ 159,938 $ 175,750 $ 167,767 $ 177,769 $ 168,003 Operating, selling, general and administrative expenses as a percentage of net sales 21.2% 21.0% 20.4% 20.0% 20.8% 20.8% 21.2% 20.6% 21.4% 21.2% Adjusted operating expenses as a percentage of net sales 21.2% 21.0% 20.5% 20.0% 20.8% 20.6% 21.0% 20.6% 21.1% 21.2% Y/Y change (bps) +19 bps NP +52 bps NP +22 bps NP +35 bps NP -4 bps NP 1 The Company's PhonePe subsidiary modified certain share-based payment plans in anticipation of a potential initial public offering which triggered incremental non-cash compensation expense. This charge has no tax benefit. 2 Certain legal matters are recorded in Corporate and support and reflect: 1) charges which were outside the normal course of our operations in Q2 FY26, and 2) reversal of a previously accrued charge upon settlement of a certain legal matter in Q3 FY26. 3 Charges in Q2 FY26 primarily relate to incremental business reorganization expenses recorded in Corporate and support. Charges in Q1 FY25 primarily relate to expenses incurred in connection with strategic decisions made in the Walmart U.S. segment, as well as incremental business reorganization expenses recorded in Corporate and support. 4 Opioid-related legal matters are recorded in Corporate and support and reflect proceeds received from settlement of a shareholder derivative lawsuit in Q4 FY25. NP = not provided Adjusted operating expenses as a percentage of net sales is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain charges included in operating, selling, general and administrative expenses calculated in accordance with GAAP. Management believes that adjusted operating expenses as a percentage of net sales is a meaningful measure to share with investors because it best allows comparison of performance with that of the comparable period. In addition, adjusted operating expenses as a percentage of net sales affords investors a view of what management considers Walmart’s core operating expenses and the ability to make a more informed assessment of such core operating expenses as compared with that of the prior year. The table below reflects the calculation of adjusted operating expenses as a percentage of net sales for the trailing five quarters. 31

Non-GAAP measures – adjusted operating income Three Months Ended (Dollars in millions) Q3 FY25 Q3 FY24 Q4 FY25 Q4 FY24 Q1 FY26 Q1 FY25 Q2 FY26 Q2 FY25 Q3 FY26 Q3 FY25 Operating income $ 6,708 $ 6,202 $ 7,859 $ 7,254 $ 7,135 $ 6,841 $ 7,286 $ 7,940 $ 6,696 $ 6,708 Incremental non-cash share-based compensation expense1 — — — — — — — — 722 — Certain legal matters2 — — — — — — 440 — (155) — Business reorganization charges3 — — — — — 255 150 — — — Opioid-related legal matters4 — — (99) — — — — — — — Adjusted operating income $ 6,708 $ 6,202 $ 7,760 $ 7,254 $ 7,135 $ 7,096 $ 7,876 $ 7,940 $ 7,263 $ 6,708 % change5 +8.2% NP +7.0% NP +0.5% NP (0.8%) NP +8.3% NP Currency exchange rate fluctuations $ 99 $ — $ 179 $ — $ 171 $ — $ 95 $ — $ (17) $ — Adjusted operating income (cc) $ 6,807 $ 6,202 $ 7,939 $ 7,254 $ 7,306 $ 7,096 $ 7,971 $ 7,940 $ 7,246 $ 6,708 % change5 +9.8% NP +9.4% NP +3.0% NP +0.4% NP +8.0% NP Adjusted operating income is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain charges included in operating income calculated in accordance with GAAP. Management believes that adjusted operating income is a meaningful measure to share with investors because it best allows comparison of performance with that of the comparable period. In addition, adjusted operating income affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance as compared with that of the prior year. When we refer to adjusted operating income in constant currency, this means adjusted operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of adjusted operating income and adjusted operating income in constant currency, when applicable, for the trailing five quarters. 1 The Company's PhonePe subsidiary modified certain share-based payment plans in anticipation of a potential initial public offering which triggered incremental non-cash compensation expense. This charge has no tax benefit. 2 Certain legal matters are recorded in Corporate and support and reflect: 1) charges which were outside the normal course of our operations in Q2 FY26, and 2) reversal of a previously accrued charge upon settlement of a certain legal matter in Q3 FY26. 3 Business reorganization charges in Q2 FY26 primarily relate to expenses incurred in connection with strategic supply chain decisions made in the Sam’s Club U.S. segment, as well as incremental business reorganization charges recorded in Corporate and support. Business reorganization charges in Q1 FY25 primarily relate to expenses incurred in connection with strategic decisions made in the Walmart U.S. segment, as well as incremental business reorganization expenses recorded in Corporate and support. 4 Opioid-related legal matters are recorded in Corporate and support and reflect proceeds received from settlement of a shareholder derivative lawsuit in Q4 FY25. 5 Change versus prior year comparable period. NP = not provided 32

Non-GAAP measures – adjusted operating income (cont.) Three Months Ended Walmart International (Dollars in millions) Q3 FY26 Q3 FY25 Operating income $ 702 $ 1,204 Incremental non-cash share-based compensation expense1 722 — Adjusted operating income $ 1,424 $ 1,204 % change2 +18.3% NP Currency exchange rate fluctuations (17) — Adjusted operating income (cc) $ 1,407 $ 1,204 % change2 +16.9% NP The table below reflects the calculation of adjusted operating income for the three months ended October 31, 2025 and October 31, 2024 for the Walmart International segment. 1 The Company's PhonePe subsidiary modified certain share-based payment plans in anticipation of a potential initial public offering which triggered incremental non-cash compensation expense. This charge has no tax benefit. 2 Change versus prior year comparable period. NP = not provided 33

Non-GAAP measures – adjusted EPS Adjusted diluted earnings per share attributable to Walmart (adjusted EPS) is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain amounts included in the diluted earnings per share attributable to Walmart calculated in accordance with GAAP (EPS), the most directly comparable financial measure calculated in accordance with GAAP. Management believes that adjusted EPS is a meaningful measure to share with investors because it best allows comparison of the performance with that of the comparable period. In addition, adjusted EPS affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance with that of the prior year. We adjust for the unrealized and realized gains and losses on our equity and other investments each quarter because although the investments are strategic decisions for our retail operations, management’s measurement of each strategy is primarily focused on the operational results rather than the fair value of such investments. Additionally, management does not forecast changes in the fair value of its equity and other investments. Accordingly, management adjusts EPS each quarter for the unrealized and realized gains and losses related to those investments. We have calculated adjusted EPS for the trailing five quarters as well as the prior year comparable periods by adjusting EPS for the relevant adjustments for each period presented. Tax impacts are calculated based on the nature of the item, including any realizable deductions, and statutory rates in effect for relevant jurisdictions. NCI impacts are based on the ownership percentages of our noncontrolling interests, where applicable. Three Months Ended October 31, 20251 Three Months Ended October 31, 20241 Percent Change Diluted earnings per share: Reported EPS $0.77 $0.57 +35.1% Adjustments: Pre-Tax Impact Tax Impact2 NCI Impact Net Impact Pre-Tax Impact Tax Impact2 NCI Impact Net Impact Unrealized and realized (gains) and losses on equity and other investments3 $(0.26) $0.06 $— $(0.20) $0.02 $(0.01) $— $0.01 Incremental non-cash share-based compensation expense4 0.09 — (0.02) 0.07 — — — — Certain legal matter5 (0.03) 0.01 — (0.02) — — — — Net adjustments $(0.15) $0.01 Adjusted EPS $0.62 $0.58 +6.9% 1 Individual components in the accompanying tables may include immaterial rounding. 2 The reported effective tax rate was 25.6% and 22.7% for the three months ended October 31, 2025 and October 31, 2024, respectively. Adjusted for the above items, the effective tax rate was 22.9% and 23.0% for the three months ended October 31, 2025 and October 31, 2024, respectively. 3 For the three months ended October 31, 2025, net gains were primarily driven by an increase in the underlying stock price of our investment in Symbotic. For the three months ended October 31, 2024, net losses were primarily driven by a realized loss on the sale of our former investment in JD.com, partially offset by an increase in the underlying stock price of our investment in Symbotic. 4 The Company's PhonePe subsidiary modified certain share-based payment plans in anticipation of a potential initial public offering which triggered incremental non-cash compensation expense. This charge has no tax benefit. 5 Relates to the reversal of a previously accrued charge upon settlement of a certain legal matter. 34

Non-GAAP measures – adjusted EPS (cont.) Three Months Ended April 30, 2025 Three Months Ended April 30, 2024 Percent Change Diluted earnings per share: Reported EPS $0.56 $0.63 (11.1%) Adjustments: Pre-Tax Impact Tax Impact NCI Impact Net Impact Pre-Tax Impact Tax Impact NCI Impact Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.07 $(0.02) $— $0.05 $(0.08) $0.03 $— $(0.05) Business reorganization charges — — — — 0.03 (0.01) — 0.02 Net adjustments $0.05 $(0.03) Adjusted EPS $0.61 $0.60 +1.7% 35 Three Months Ended July 31, 2025 Three Months Ended July 31, 2024 Percent Change Diluted earnings per share: Reported EPS $0.88 $0.56 +57.1% Adjustments: Pre-Tax Impact Tax Impact NCI Impact Net Impact Pre-Tax Impact Tax Impact NCI Impact Net Impact Unrealized and realized (gains) and losses on equity and other investments $(0.33) $0.07 $— $(0.26) $0.14 $(0.03) $— $0.11 Certain legal matters 0.06 (0.01) — 0.05 — — — — Business reorganization charges 0.02 (0.01) — 0.01 — — — — Net adjustments $(0.20) $0.11 Adjusted EPS $0.68 $0.67 +1.5%

Non-GAAP measures – adjusted EPS (cont.) Three Months Ended October 31, 2024 Three Months Ended October 31, 2023 Percent Change Diluted earnings per share: Reported EPS $0.57 $0.06 +850.0% Adjustments: Pre-Tax Impact Tax Impact NCI Impact Net Impact Pre-Tax Impact Tax Impact NCI Impact Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.02 $(0.01) $— $0.01 $0.59 $(0.14) $— $0.45 Adjusted EPS $0.58 $0.51 +13.7% 36 Three Months Ended January 31, 2025 Three Months Ended January 31, 2024 Percent Change Diluted earnings per share: Reported EPS $0.65 $0.68 (4.4%) Adjustments: Pre-Tax Impact Tax Impact NCI Impact Net Impact Pre-Tax Impact Tax Impact NCI Impact Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.04 $(0.02) $— $0.02 $(0.10) $0.02 $— $(0.08) Opioid-related legal matter (0.01) — — (0.01) — — — — Net Adjustments $0.01 $(0.08) Adjusted EPS $0.66 $0.60 +10.0%

Non-GAAP measures – adjusted EBITDA and adjusted EBITDA margin The calculation of net income margin and adjusted EBITDA margin, along with a reconciliation of adjusted EBITDA margin to the calculation of net income margin, is as follows: Three Months Ended Oct 31, Oct 31, (Dollars in millions) 2025 2024 Consolidated net income attributable to Walmart $ 6,143 $ 4,577 Consolidated net (income) loss attributable to noncontrolling interest 55 (137) Provision for income taxes 2,098 1,384 Other (gains) and losses (2,081) 132 Interest, net 591 478 Operating income $ 6,696 $ 6,708 + Depreciation and amortization 3,606 3,260 + Incremental non-cash share-based compensation expense 722 — - Certain legal matter (155) — Adjusted EBITDA $ 10,869 $ 9,968 Net Sales $ 177,769 $ 168,003 Consolidated net income margin 3.5% 2.7% Adjusted EBITDA margin 6.1% 5.9% We include net income and net income margin, which are calculated in accordance with U.S. generally accepted accounting principles as well as adjusted EBITDA and adjusted EBITDA margin to provide meaningful information about our operational efficiency compared with our competitors by excluding the impact of certain items. We calculate adjusted EBITDA as earnings before interest, taxes, depreciation and amortization. We also exclude other gains and losses, which is primarily comprised of fair value adjustments on our investments which management does not believe are indicative of our core business performance. From time to time, we will also adjust certain items from operating income, which we believe is meaningful because it best allows comparison of the performance with that of the comparable period. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by consolidated net sales. Adjusted EBITDA and adjusted EBITDA margin are considered non-GAAP financial measures. Management believes, however, that these measures provide meaningful information about our operational efficiency by excluding the impact of differences in tax jurisdictions and structures, debt levels, capital investments and other items which management does not believe are indicative of our core business performance. We consider net income to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of adjusted EBITDA. We consider net income margin to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of adjusted EBITDA margin. Although adjusted EBITDA and adjusted EBITDA margin are standard financial measures, numerous methods exist for calculating a company’s adjusted EBITDA and adjusted EBITDA margin. As a result, the method used by management to calculate our adjusted EBITDA and adjusted EBITDA margin may differ from the methods used by other companies to calculate similarly titled measures. Net income margin was 3.5% and 2.7% for the three months ended October 31, 2025 and 2024, respectively. The increase in net income margin was primarily due to the increase in net income resulting from changes in the fair value of our equity and other investments, partially offset by the change in provision for income taxes and an increase in net sales. Adjusted EBITDA margin was 6.1% and 5.9% for the three months ended October 31, 2025 and 2024, respectively. The increase in adjusted EBITDA margin was primarily due to adjusted operating income growing faster than net sales. 37